Exhbiit 99.1
Uroplasty, Inc Presented by David Kaysen, President & CEO Medi Jiwani, Vice President, CFO & Treasurer

This presentation includes forward-looking statements, including financial projections, relating to our business plan and growth strategies. For many reasons we may not achieve our financial objectives or successfully grow our business. Our reports filed with the U.S. Securities and Exchange Commission describe risks of our business and of an investment in us. We urge you to read our reports and carefully consider whether our securities are an appropriate investment for you. Forward Looking Statement

~33 million persons in the United States ~16.5% of our population grapple with the problem of overactive bladder (OAB) ~30% of these persons are bothered enough to seek treatment Overactive Bladder (OAB) Market

Roughly 55% of these patients (4 million) cannot tolerate OAB drug therapy "A lack of efficacy, along with the persistent issue of side effects, contributes to a significant dropout rate for [OAB] pharmacotherapy." -- Dr. Victor Nitti, New York University Medical Center, "Interstim: A Decade of Sacral Nerve Stimulation," a supplement in the January 2008 issue of Urology Times sponsored by Medtronic. Overactive Bladder (OAB) Drugs

Behavioral therapy Non-Drug OAB Options Dietary modification Minimally-Invasive - Urgent PC(r) Neuromodulation Surgery - Interstim(r) Therapy Reconstructive Surgery - bladder augmentation, urinary diversion

Uroplasty is... Revolutionizing how urologists and urogynecologists are treating non-invasively a debilitating problem. Providing unique products for the treatment of urinary voiding dysfunctions. Commercializing its Urgent(r) PC system, which the Company believes is the only non-surgical neurostimulation therapy for the treatment of overactive bladder symptoms

Urgent PC - Neurostimulation


Tibial nerve
Sacral nerve plexus
Bladder

- Provides percutaneous tibial nerve stimulation (PTNS) for the treatment of urinary urgency, urinary frequency and urge incontinence.
- Have shown PTNS to be clinically effective in up to 80% of patients.[(1)]

Urgent PC



- Consists of handheld stimulator with lead set
- 30-minute office based treatment, can be nurse administered
- Minimally invasive

(1) Stoller M. Clinical trials of the SANS™ Afferent Nerve Stimulator to treat urinary incontinence: results on clinical treatment of more than 90 patients. April 1999.

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Uroplasty

AMEX Listing: UPI Closing Price(1): $4.08 Market Capitalization(1): $61 million Revenues: $12.3 million (last 12 months ended 12/31/07) $7.0 million (last 12 months ended 12/31/06) $14.9 million (L3M run rate) Operations: Headquartered in Minneapolis, MN Subsidiaries: Netherlands and United Kingdom (1) 2/11/08 Company Profile

Large and growing market opportunity The U.S. neurostimulation device market is expected to grow from approximately $628 million in 2006 to approximately $2 billion in 2012 Overactive bladder (OAB) is a prevalent and challenging urologic problem affecting an estimated 33 million Americans Female Stress Urinary Incontinence (SUI) accounts for almost one-half of the total worldwide prevalence of urinary incontinence Unique treatment alternatives for patients Office/outpatient based solutions Minimally invasive products Minimal side effects unlike drug treatment alternatives Market Factors

Experienced management team - track record of demonstrated success U.S. sales strategy Single office/outpatient call point for both OAB and SUI products Recently launched direct sales force in U.S. Favorable reimbursement and very compelling economics for doctors Positioned for profitability and continued strong revenue growth Projected revenue growth of greater than 60% in FY 2008 ended 3/31/08 In excess of 60% in the U.S. and 30-40% overall in FY2009 ended 3/31/09 Projected Operating Profit (excluding non-cash & unusual charges) breakeven at approximately $16 million sales Urgent PC's revenue model is capable of generating high margin recurring revenue Company Highlights

Urgent(r) PC is Uroplasty's Growth Driver $6.0 $6.5- $7.0

Biocompatible urethral bulking agent Unique delivery system ensures precise implantation 30-min office based/outpatient procedure Minimally invasive treatment Macroplastique is an injectable soft-tissue bulking agent used to treat adult female stress urinary incontinence (SUI) primarily due to intrinsic sphincter deficiency. Used internationally on >70,000 patients In a multi-center clinical trial, 80% of the patients were dry or markedly improved at 12 months(1) (1) FDA IDE Macroplastique clinical trial, October 2006 Macroplastique System Macroplastique(r) is Uroplasty's Legacy Product

International Market Coverage International Market Coverage United Kingdom Employed Sales Representative (5) Independent Sales Representative (1) International - Distributors Presence in 43 countries worldwide throughout: Europe North America South America Central America Africa Middle East Asia Australia

$3.1 Billion U.S. Market Our primary demographic is women between 40 and 60 years old 3 Million patients Stress Urge Incontinence 33 Million patients Urgency Frequency Urge Incontinence 14 Million patients Involuntary leaking during increased intra-abdominal pressure (SUI) Overactive Bladder (OAB) Mixed Stress Incontinence (SUI) URINARY DISORDERS

OAB Treatment Options - Continuum of Care

Urgent PC gives patients an alternative to Drug Therapy and Surgery


Initial Treatment
Secondary Treatment
Patient with OAB
Drug Therapy
Surgery
Traditional Continuum
Neurostimulation
Neurostimulation
Uroplasty Solution

Treatment	Company and Product Names	Position
Drug Therapy	Pharmacia - *Detrol*® ALZA - *Ditropan*® Watson Pharma - *Oxytrol*®	Negative side effects
Surgery	Medtronic - *InterStim*® Other Reconstructive Surgery	Expensive procedure and invasive surgery
Neurostimulation	Uroplasty – *Urgent® PC*	No drug side effects, cost-effective, minimally invasive

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Uroplasty

Urgent PC U.S. Sales Strategy Direct U.S. Sales force is currently comprised of 18 direct representatives supplemented by 11 independent representatives Target Market: ^8,500 Total U.S. Urologists/Urogynecologists Market Penetration Today Target Market Penetration 3 Years From Today ^2 to 3% ^20%

U.S. Market Coverage Hawaii Employed Sales Representative (18) Independent Sales Representative (11) Employed Representative to be added (2)

Urgent PC Marketing Strategy We intend to market the Urgent PC brand with the following strategies... Clinical trials to educate the doctor community Patient education and literature for doctors' offices Physician & nursing society meetings Investor relations Website redesign Physician locator UPC focus

Physician Economics with Urgent PC Economics are very compelling for physicians... Reusable Stimulator $1,500 Disposable Lead Set $780 (12 each per treatment series) Reimbursement $2,220 - $3,900 (per treatment series)

Name Title Previous Experience Dave Kaysen President & CEO Diametrics, Rehabilicare Medi Jiwani CFO Gedney, Telex Communications, Tennant Susan Holman COO Bioplasty, Bio-Vascular Larry Heinemann VP Sales C.R. Bard Nancy Kolb VP Marketing Inlet Medical, Gyrus Medical Marc Herregraven VP Manufacturing Bioplasty, Advanced Bio-Surface, Bio-Vascular Arie Koole Controller & Managing Deloitte & Touche Director, Dutch subsidiaries Management Team

FINANCIAL PRESENTATION

Revenue Growth $6.0 $6.5 - $7.0

Urgent PC is the Growth Driver

Sales by Geographic Areas U.S. accounts for a greater portion of the increasing sales

Income Statement (non-GAAP) Projected operating profit (excluding non-cash & unusual charges) breakeven at ~ $16 million sales

Income Statement (non-GAAP) Projected operating profit (excluding non-cash & unusual charges) breakeven at ~ $16 million sales

Financial Model (non-GAAP)

Balance Sheet

Capital Structure

Reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures

Reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures

Reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures

Reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures

Questions